Filed Pursuant to Rule 433

Registration No. 333-180291

AMERICAN BAR ASSOCIATION MEMBERS/NORTHERN TRUST COLLECTIVE TRUST

Free Writing Prospectus Dated May 17, 2012

Relating to Prospectus Dated April 26, 2012

The American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”) has filed a registration statement (including the prospectus dated April 26, 2012 and any supplements thereto) and related free writing prospectuses (collectively, the “Prospectus”) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the Prospectus in that registration statement and other documents the Collective Trust has filed with the SEC for more complete information about the Collective Trust and this offering. You may get these documents free of charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the Prospectus from the trustee of the Collective Trust by calling toll free (800) 348-2272 or at http://www.abaretirement.com/images/pdf/prospectus.pdf.

Release Date: 03-31-2012

Stable Asset Return Fund

Benchmark	Morningstar Category
Hybrid Benchmark	Stable Value

Investment Information

Investment Strategy

Invests primarily in high quality fixed-income instruments and investment contracts issued by insurance companies, banks or other financial institutions with the objective of providing current income consistent with preserving principal and maintaining liquidity.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.91%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Total Fund Assets ($mil)	975.35
Subadvisor	Galliard Capital Management Inc.
PIMCO LLC (US)
Jennison Associates LLC

What do Stable Value Funds Invest in?

A stable value fund seeks to provide plan participants with preservation of capital, daily liquidity and current income at levels that are higher than those of money market funds. Stable value funds generally invest a majority of their assets in a diversified portfolio of high quality fixed income securities, as well as cash and money market instruments and guaranteed investment contracts issued by insurance companies (known as traditional GICs). Stable value funds generally also enter into “wrap contracts” (known as synthetic GICs) with banks and insurance companies, which are designed to insulate the portfolio from price volatility and permit book value treatment (principal plus accrued interest) for ordinary course plan participant transactions even if the underlying investments decline in value. Wrap contracts do not protect against losses resulting from defaulted or impaired securities or other non-qualifying withdrawals.

Notes

Effective December 8, 2010, the Stable Asset Return Fund restructured its investment portfolio and engaged a new line-up of Investment Advisors. In connection therewith, the benchmark of the Fund was changed from a combination of 70% Ryan Labs Three Year GIC Index / 30% iMoneyNet MFR Prime Institutional Money Market Fund Average to the Three Year Constant Maturity Treasury Yield. Accordingly, the Hybrid Benchmark represents, for periods prior to January 1, 2011, the 70% Ryan Labs Three Year GIC Index / 30% iMoneyNet MFR Prime Institutional Money Market Fund Average and, for periods on and after January 1, 2011, the Three Year Constant Maturity Treasury Yield. For purposes of calculating performance since inception, the inception date of the Hybrid Benchmark is September 1, 1995. For a description of certain recent changes to the Fund, please see the Prospectus and any supplements thereto. Please also refer to the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-01	03-31-12
Fund	$13,538
Benchmark	$14,629

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
Not Available

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
1.58%	0.22%
(Aug ‘00 - Oct ‘00)	(Oct ‘10 - Dec ‘10)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA

02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Bond Core Plus Fund

Benchmark	Morningstar Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in a diversified portfolio of fixed income securities of varying maturities with the objective of achieving a competitive total return from current income and capital appreciation.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.01%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	PIMCO LLC (US)

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
7.89%	-6.56%
(Nov ‘08 - Jan ‘09)	(Aug ‘08 - Oct ‘08)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is September 1, 1995. The Total Fund Assets reported includes the portion of the Balanced Fund invested therein. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-01	03-31-12
Fund	$17,734
Benchmark	$17,589

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
FNMA	10.94
Fnma Single Family Mortgage 3.5% 15 Years Settles	9.17
April
US Treasury Note 2% 11-15-21	4.15
Gnma I Single Family Mortgage 3.5% 30 Years Settles	4.14
April
FNMA 3.5% 02-01-41	4.13
US Treasury Bond 8.75% 08-15-20	3.73
Federal Natl Mtg Assn Gtd Mtg Pool #ah2926 4%	3.72
01-01-2041 Beo
US Treasury Note 2.625% 08-15-20	2.69
US Treasury Note 1.125% 01-15-21	2.54
Federal Natl Mtg Assn Gtd Mtg Pool #ai2095 4%	2.31
05-01-2026 Beo
Total Number of Stock Holdings	0
Total Number of Bond Holdings	266
Annual Turnover Ratio %	148
Total Fund Assets ($mil)	377.18

Morningstar Sectors as of 03-31-12	% Fund	% Category
Government	24.06	18.61
Corporate	18.22	29.95
Securitized	39.96	26.10
Municipal	4.54	1.58
Cash & Equivalents	13.23	11.84
Other	0.00	11.93

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor's or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Large Cap Equity Fund

Benchmark	Morningstar Category
Russell 1000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of large capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, large capitalization companies are considered those with a market capitalization of greater than $1 billion.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.05%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
Jennison Associates LLC

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
15.20%	-14.29%
(Sep ‘10 - Nov ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Total Fund Assets reported includes the portion of the Balanced Fund invested therein. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$14,998
Benchmark	$15,218

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Apple, Inc.	3.01
Chevron Corp	1.96
Intel Corp	1.82
AT&T Inc	1.74
Baxter International Inc.	1.58
ConocoPhillips	1.57
American Express Co	1.48
EMC Corporation	1.37
Pfizer Inc	1.35
Bank of New York Mellon	1.35
Total Number of Stock Holdings	988
Total Number of Bond Holdings	0
Annual Turnover Ratio %	55
Total Fund Assets ($mil)	786.29

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	29.26
Basic Materials	3.10
Consumer Cyclical	13.17
Financial Services	12.87
Real Estate	0.12
Sensitive	44.79
Communication Services	4.52
Energy	9.96
Industrials	11.35
Technology	18.96
Defensive	25.95
Consumer Defensive	9.49
Healthcare	14.28
Utilities	2.18

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Small-Mid Cap Equity Fund

Benchmark	Morningstar Category
Russell 2500 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of small and medium capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, small and medium capitalization companies are considered those with a market capitalization between $100 million and $20 billion.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.24%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Frontier Capital Management, LLC
TCW Investment Management, Co.
Denver Investments
Lombardia Capital Partners, LLC
LSV Asset Management
Riverbridge Partners LLC
Systematic Financial
Management L.P.
Allianz Global Investors Capital, LLC

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
17.46%	-20.72%
(Sep ‘10 - Nov ‘10)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$15,232
Benchmark	$16,151

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Plantronics	0.68
Portland General Electric Company	0.67
Brandywine Realty Trust	0.61
LKQ Corporation	0.55
Bristow Group, Inc.	0.53
Raymond James Financial, Inc.	0.51
CBL & Associates Properties, Inc.	0.49
Endurance Specialty Holdings, Ltd.	0.49
Fifth Third Bancorp	0.48
Maximus, Inc.	0.47
Total Number of Stock Holdings	815
Total Number of Bond Holdings	0
Annual Turnover Ratio %	116
Total Fund Assets ($mil)	286.06

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	39.30
Basic Materials	5.72
Consumer Cyclical	12.32
Financial Services	15.79
Real Estate	5.47
Sensitive	42.03
Communication Services	0.57
Energy	6.59
Industrials	16.66
Technology	18.21
Defensive	18.67
Consumer Defensive	4.54
Healthcare	9.80
Utilities	4.33

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

International All Cap Equity Fund

Benchmark	Morningstar Category
MSCI AC World Ex USA NR USD	Foreign Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of companies domiciled outside of the U.S. with the objective of achieving long-term growth of capital. The Fund may invest in companies of any size located in a number of countries throughout the world.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.25%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	Eagle Global Advisors
Altrinsic Global Advisors LLC
LSV Asset Management
First State Investments
Martin Currie Investment
Management Ltd.

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return	Worst 3 Month Return
41.73%	-38.68%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. The Benchmark performance since inception is not available for this Fund. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. Effective July 6, 2009, the Fund was redesigned as a multi-manager Fund with a new line-up of investment advisors.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-01	03-31-12
Fund	$15,843
Benchmark	$20,513

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Anheuser-Busch Inbev SA	1.75
Novartis AG	1.69
Nestle SA	1.63
Tiger Brands Limited	1.49
Sanofi	1.26
Axiata Group Bhd.	1.15
GlaxoSmithKline PLC	1.13
Royal Dutch Shell PLC Class B	1.13
Taiwan Semiconductor Manufacturing	1.11
Total SA	1.09
Total Number of Stock Holdings	2043
Total Number of Bond Holdings	0
Annual Turnover Ratio %	45
Total Fund Assets ($mil)	153.04

Morningstar World Regions as of 03-31-12	% Fund
Americas	7.39
North America	4.94
Latin America	2.45
Greater Europe	57.78
United Kingdom	17.95
Europe Developed	33.11
Europe Emerging	1.36
Africa/Middle East	5.37
Greater Asia	34.83
Japan	16.00
Australasia	3.71
Asia Developed	10.85
Asia Emerging	4.26

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Bond Index Fund

Benchmark	Morningstar Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests primarily in a variety of obligations of the U.S. government and its agencies and instrumentalities, as well as U.S. dollar-denominated corporate debt securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, with the objective of replicating, after taking into account expenses, the total rate of return of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
3.75%	-1.70%
(Jun ‘10 - Aug ‘10)	(Nov ‘10 - Jan ‘11)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is February 2, 2009. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	03-31-12
Fund	$12,051
Benchmark	$12,363

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
FNMA 4.5% 03-01-40	0.63
Gnma I Tba Apr 30 Single Fam	0.54
FNMA 3.5% 12-01-26	0.48
Fhlmc Tba Apr 15 Gold Single F 12-01-99	0.45
US Treasury Note 2.125% 08-15-21	0.45
FHLMC 4.5% 02-01-40	0.44
FNMA	0.44
US Treasury Note 3.625% 02-15-20	0.43
GNMA 5% 09-15-39	0.40
US Treasury Note 3.5% 05-15-20	0.40

Total Number of Stock Holdings	0
Total Number of Bond Holdings	9655
Annual Turnover Ratio %	12
Total Fund Assets ($mil)	88.22

Morningstar Sectors as of 03-31-12	% Fund	% Category
Government	41.86	18.61
Corporate	20.75	29.95
Securitized	32.05	26.10
Municipal	0.92	1.58
Cash & Equivalents	4.43	11.84
Other	0.00	11.93

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Large Cap Index Equity Fund

Benchmark	Morningstar Category
S&P 500 TR	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the S&P 500 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P 500.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-09-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
25.88%	-14.06%
(Mar ‘09 - May ‘09)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	03-31-12
Fund	$19,948
Benchmark	$20,446

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Apple, Inc.	4.28
Exxon Mobil Corporation	3.13
International Business Machines Corp	1.85
Microsoft Corporation	1.84
General Electric Co	1.63
Chevron Corp	1.62
S+p 500 E Mini Index Futures Jun12 Xio 06-15-12	1.55
AT&T Inc	1.42
Procter & Gamble Co	1.42
Johnson & Johnson	1.39
Total Number of Stock Holdings	500
Total Number of Bond Holdings	0
Annual Turnover Ratio %	20
Total Fund Assets ($mil)	86.10

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	27.97
Basic Materials	2.79
Consumer Cyclical	9.59
Financial Services	13.75
Real Estate	1.84
Sensitive	46.18
Communication Services	4.17
Energy	11.16
Industrials	11.80
Technology	19.05
Defensive	25.87
Consumer Defensive	11.35
Healthcare	11.24
Utilities	3.28

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

All Cap Index Equity Fund

Benchmark	Morningstar Category
Russell 3000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities included in the Russell 3000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 3000 Index.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
26.33%	-31.41%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-01	03-31-12
Fund	$15,088
Benchmark	$15,944

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Apple, Inc.	3.41
Exxon Mobil Corporation	2.63
International Business Machines Corp	1.56
Microsoft Corporation	1.47
S+p 500 E Mini Index Futures Jun12 Xiom 06-15-12	1.42
Chevron Corp	1.33
General Electric Co	1.31
Procter & Gamble Co	1.16
AT&T Inc	1.14
JPMorgan Chase & Co	1.13

Total Number of Stock Holdings	2918
Total Number of Bond Holdings	0
Annual Turnover Ratio %	4
Total Fund Assets ($mil)	299.51

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	30.45
Basic Materials	3.44
Consumer Cyclical	10.67
Financial Services	13.27
Real Estate	3.07
Sensitive	45.20
Communication Services	3.93
Energy	10.29
Industrials	12.72
Technology	18.26
Defensive	24.34
Consumer Defensive	9.94
Healthcare	11.10
Utilities	3.30

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Mid Cap Index Equity Fund

Benchmark	Morningstar Category
S&P MidCap 400 TR	Mid-Cap Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the S&P MidCap 400 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P MidCap 400.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return	Worst 3 Month Return
29.61%	-20.05%
(Mar ‘09 - May ‘09)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	03-31-12
Fund	$22,698
Benchmark	$23,164

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
S+p Midcap 400 Emini Idx Ftrs Jun12 Xi 06-15-12	2.63
Monster Beverage Corp	0.75
Regeneron Pharmaceuticals, Inc.	0.71
Vertex Pharmaceuticals	0.69
Kansas City Southern, Inc.	0.63
Ametek, Inc.	0.62
Macerich Company	0.61
Equinix, Inc.	0.58
Church & Dwight Company, Inc.	0.56
Fossil, Inc.	0.54

Total Number of Stock Holdings	401
Total Number of Bond Holdings	0
Annual Turnover Ratio %	22
Total Fund Assets ($mil)	71.72

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	39.79
Basic Materials	5.89
Consumer Cyclical	13.80
Financial Services	11.63
Real Estate	8.47
Sensitive	41.55
Communication Services	1.51
Energy	5.75
Industrials	20.20
Technology	14.09
Defensive	18.64
Consumer Defensive	4.51
Healthcare	9.72
Utilities	4.41

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Small Cap Index Equity Fund

Benchmark	Morningstar Category
Russell 2000 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the Russell 2000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 2000 Index.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return

32.83%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-22.06%

(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	03-31-12
Fund	$22,288
Benchmark	$22,262

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Russell 2000 Mini Index Ftrs Jun12 Icu 06-15-12	2.69
Parametric Technology Corporation	0.26
Kilroy Realty Corporation	0.25
Nu Skin Enterprises, Inc. Class A	0.25
American Campus Communities, Inc.	0.24
Clean Harbors, Inc.	0.24
Salix Pharmaceuticals, Ltd.	0.24
WellCare Health Plans, Inc.	0.24
Henry Jack & Associates, Inc.	0.23
Home Properties, Inc.	0.23

Total Number of Stock Holdings	1941
Total Number of Bond Holdings	0
Annual Turnover Ratio %	32
Total Fund Assets ($mil)	38.66

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	41.16
Basic Materials	5.20
Consumer Cyclical	13.57
Financial Services	13.03
Real Estate	9.36
Sensitive	40.01
Communication Services	1.29
Energy	5.47
Industrials	17.03
Technology	16.22
Defensive	18.83
Consumer Defensive	4.20
Healthcare	11.37
Utilities	3.26

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA

02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

International Index Equity Fund

Benchmark	Morningstar Category
MSCI AC World Ex USA NR USD	Foreign Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of non-U.S. companies included in the Morgan Stanley Capital International All-Country World Ex-U.S. Index, which we refer to as the MSCI ACWI ex-US Index, with the objective of replicating, after taking into account expenses, the total rate of return of the MSCI ACWI ex-US Index.

Fees and Expenses as of 03-31-12

Total Expense Ratio	0.93%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	03-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return

27.11%

(Apr ‘09 - Jun ‘09)

Worst 3 Month Return

-20.78%

(Jul ‘11 - Sep ‘11)

Notes

The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 03-31-09	03-31-12
Fund	$16,351
Benchmark	$16,901

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
Daily Emerging Mkts Index	6.36
Nestle SA	1.26
HSBC Holdings PLC	0.95
BP PLC	0.85
Vodafone Group PLC	0.83
Novartis AG	0.79
Royal Dutch Shell PLC	0.78
Topix Index Futures Jun12 Xtks 06-08-12	0.75
Roche Holding AG	0.74
Toyota Motor Corp	0.73

Total Number of Stock Holdings	1936
Total Number of Bond Holdings	0
Annual Turnover Ratio %	10
Total Fund Assets ($mil)	55.47

Morningstar World Regions as of 03-31-12	% Fund
Americas	13.24
North America	7.90
Latin America	5.35
Greater Europe	47.37
United Kingdom	14.22
Europe Developed	28.27
Europe Emerging	2.37
Africa/Middle East	2.52
Greater Asia	39.38
Japan	14.59
Australasia	6.98
Asia Developed	9.44
Asia Emerging	8.38

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Real Asset Return Fund

Benchmark 1	Benchmark 2
Blended Benchmark	Core Consumer Price Index

Investment Information

Investment Strategy

Invests in a diversified portfolio of primarily Treasury Inflation Protected Securities, or so-called TIPS, commodity futures and real estate investment trusts with the objective of achieving a total return in excess of inflation as measured by the Core Consumer Price Index (which excludes food and energy).

Fees and Expenses as of 03-31-12

Total Expense Ratio	0.86%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history.

Best 3 Month Return

8.82%

(Feb ‘10 - Apr ‘10)

Worst 3 Month Return

-4.56%

(Jul ‘11 - Sep ‘11)

Notes

The Blended Benchmark is comprised of the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, and the Barclays Capital U.S. Treasury Inflation Protected Securities Index. Real Estate Investment Trusts (REITs) are included as U.S. Stocks under Portfolio Analysis. The Morningstar Style Box and Morningstar Sectors refer only to the portion of the Fund invested in REITs. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$ 14,188
Benchmark 1	$ 14,463
Benchmark 2	$ 10,428

Portfolio Analysis

Top 10 Holdings as of 03-31-12	% Assets
TIPS Index Series Fund - Cl A	49.95
REIT Index NL Series Fd - Cl A	25.31
Dow Jones AIG Commodity Index Class A	24.99

Total Number of Holdings	3
Annual Turnover Ratio %	43
Total Fund Assets ($mil)	25.44

Morningstar Sectors as of 03-31-12	% Fund
Cyclical	100.00
Basic Materials	0.00
Consumer Cyclical	0.00
Financial Services	0.00
Real Estate	100.00
Sensitive	0.00
Communication Services	0.00
Energy	0.00
Industrials	0.00
Technology	0.00
Defensive	0.00
Consumer Defensive	0.00
Healthcare	0.00
Utilities	0.00

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Lifetime Income Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Retirement Income

Investment Information

Investment Strategy

The Lifetime Income Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks and global real estate securities, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Lifetime Income Retirement Date Fund is the most conservative strategy within the Retirement Date Funds. The Lifetime Income Retirement Date Fund is designed for investors who are past retirement age or otherwise are past initial withdrawal of substantial portions of their investments.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-09-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
11.15%	-13.88%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is at 5 years after retirement on the Allocation of Stocks and Bonds graph shown above. Effective mid-March, the market capitalization exposure within the international equity allocation was broadened to include exposure to small- to mid-capitalization companies. This does not change the Retirement Date Funds’ overall allocation to international equity. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	03-31-12
Fund	$12,776
Benchmark	$13,587

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	21.80
Passive Bond Mkt Idx NL Series Fd - Cl A	20.00
TIPS Index Series Fund - Cl A	20.00
US Short Term Govt/Credit Bond Index	20.00
Tuckerman Global REIT NL Series Fund	5.00
US High Yield Bond Index	5.00
Global All Cap Equity Ex-Us Indx Nl Sf A	4.00
S&P Midcap Idx NL Series Fd Cl A	2.50
Russell 2000 Index NL Series Fd Cl A	1.70

Total Number of Holdings	9
Annual Turnover Ratio %	21
Total Fund Assets ($mil)	41.36

Morningstar Super Sectors as of 03-31-12		% Equities
Cyclical		41.68
Sensitive		37.76
Defensive		20.55

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	66.22	31.53
Corporate	19.65	20.40
Securitized	9.98	17.47
Municipal	0.30	0.50
Cash & Equivalents	3.85	22.88
Other	0.00	7.22

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

2010 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2000-2010

Investment Information

Investment Strategy

The 2010 Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks and global real estate securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2010 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2015, the year that is five years after the 2010 target retirement date. Over time, the equity allocation decreases and the fixed income allocations increase. By the year 2015, the 2010 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-08-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return

14.36%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-16.92%

(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 0 years until retirement on the Allocation of Stocks and Bonds graph shown above. Effective mid-March, the market capitalization exposure within the international equity allocation was broadened to include exposure to small- to mid-capitalization companies. This does not change the Retirement Date Funds’ overall allocation to international equity. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	03-31-12
Fund	$12,996
Benchmark	$13,709

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	26.59
TIPS Index Series Fund - Cl A	18.12
Passive Bond Mkt Idx NL Series Fd - Cl A	17.50
Long U.S. Gov’t Index Nl Srs Fd-Cl A	9.37
US Short Term Govt/Credit Bond Index	8.12
Global All Cap Equity Ex-Us Indx Nl Sf A	5.75
Tuckerman Global REIT NL Series Fund	4.99
U.S. High Yield Bond Indx Nl Sf Cl A	4.99
S&P Midcap Idx NL Series Fd Cl A	2.72
Russell 2000 Index NL Series Fd Cl A	1.84

Total Number of Holdings	10
Annual Turnover Ratio %	18
Total Fund Assets ($mil)	72.38

Morningstar Super Sectors as of 03-31-12		% Equities
Cyclical		40.18
Sensitive		38.73
Defensive		21.09

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	69.53	32.45
Corporate	17.33	28.62
Securitized	9.80	18.13
Municipal	0.28	0.42
Cash & Equivalents	3.06	17.57
Other	0.00	2.81

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis:The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

2020 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2016-2020

Investment Information

Investment Strategy

The 2020 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2020 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2025, the year that is five years after the 2020 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2025, the 2020 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return

20.39%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-23.05%

(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 10 years until retirement on the Allocation of Stocks and Bonds graph. Effective mid-March, the market capitalization exposure within the international equity allocation was broadened to include exposure to small- to mid-capitalization companies. This does not change the Retirement Date Funds’ overall allocation to international equity. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	03-31-12
Fund	$12,912
Benchmark	$13,612

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	39.47
Long U.S. Gov’t Index Nl Srs Fd-Cl A	20.00
Global All Cap Equity Ex-Us Indx Nl Sf A	15.39
S&P Midcap Idx NL Series Fd Cl A	5.99
Passive Bond Mkt Idx NL Series Fd - Cl A	4.62
TIPS Index Series Fund - Cl A	4.62
US High Yield Bond Index	4.62
Russell 2000 Index NL Series Fd Cl A	4.16
Tuckerman Global REIT NL Series Fund	1.12

Total Number of Holdings	9
Annual Turnover Ratio %	14
Total Fund Assets ($mil)	185.33

Morningstar Super Sectors as of 03-31-12		% Equities
Cyclical		35.09
Sensitive		42.14
Defensive		22.75

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	75.98	27.84
Corporate	16.29	23.75
Securitized	4.69	18.81
Municipal	0.12	0.62
Cash & Equivalents	2.92	21.50
Other	0.00	7.49

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

2030 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2026-2030

Investment Information

Investment Strategy

The 2030 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2030 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2035, the year that is five years after the 2030 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2035, the 2030 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
24.51%	-27.38%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 20 years until retirement on the Allocation of Stocks and Bonds graph. Effective mid-March, the market capitalization exposure within the international equity allocation was broadened to include exposure to small- to mid-capitalization companies. This does not change the Retirement Date Funds’ overall allocation to international equity. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	03-31-12
Fund	$12,517
Benchmark	$13,232

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	45.00
Global All Cap Equity Ex-Us Indx Nl Sf A	20.42
Long U.S. Gov’t Index Nl Srs Fd-Cl A	19.24
S&P Midcap Idx NL Series Fd Cl A	7.68
Russell 2000 Index NL Series Fd Cl A	7.67

Total Number of Holdings	5
Annual Turnover Ratio %	15
Total Fund Assets ($mil)	133.69

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	34.69
Sensitive	42.50
Defensive	22.80

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	94.04	24.77
Corporate	0.55	24.39
Securitized	0.67	14.73
Municipal	0.00	0.57
Cash & Equivalents	4.74	27.24
Other	0.00	8.30

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

2040 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2036-2040

Investment Information

Investment Strategy

The 2040 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2040 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2045, the year that is five years after the 2040 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2045, the 2040 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-03-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return

26.86%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-29.52%

(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 30 years until retirement on the Allocation of Stocks and Bonds graph. Effective mid-March, the market capitalization exposure within the international equity allocation was broadened to include exposure to small- to mid-capitalization companies. This does not change the Retirement Date Funds’ overall allocation to international equity. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	03-31-12
Fund	$12,253
Benchmark	$12,984

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	45.00
Global All Cap Equity Ex-Us Indx Nl Sf A	25.00
Long U.S. Gov’t Index Nl Srs Fd-Cl A	10.00
Russell 2000 Index NL Series Fd Cl A	10.00
S&P Midcap Idx NL Series Fd Cl A	10.00
Total Number of Holdings	5
Annual Turnover Ratio %	8
Total Fund Assets ($mil)	87.47

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	35.53
Sensitive	42.07
Defensive	22.40

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	88.65	22.77
Corporate	1.23	22.51
Securitized	0.63	11.55
Municipal	0.00	0.54
Cash & Equivalents	9.49	34.47
Other	0.00	8.16

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Conservative Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Conservative Allocation

Investment Information

Investment Strategy

The Conservative Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Conservative Risk Fund is the most conservative strategy among the Target Risk Funds. The Conservative Risk Fund is designed for investors who prefer lower volatility of returns and higher expected income.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
5.04%	-2.05%
(Jul ‘10 - Sep ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$12,548
Benchmark	$12,823

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
Passive Bond Mkt Idx NL Series Fd - Cl A	56.98
Russell 3000 Index NL Series Fd Cl A	12.53
TIPS Index Series Fund - Cl A	11.98
Daily MSCI ACWI Ex-US NL Series Fd Cl A	8.48
REIT Index NL Series Fd - Cl A	5.06

Total Number of Holdings	6
Annual Turnover Ratio %	55
Total Fund Assets ($mil)	28.86

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	48.87
Sensitive	33.03
Defensive	18.10

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	47.90	19.33
Corporate	15.97	32.93
Securitized	24.57	19.67
Municipal	0.70	3.69
Cash & Equivalents	10.86	18.75
Other	0.00	5.62

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Moderate Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Moderate Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds or cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Moderate Risk Fund is designed for investors who seek a combination of capital appreciation and income. This Fund is expected to have higher volatility of returns than the Conservative Risk Fund but less than the Aggressive Risk Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.84%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
8.24%	-8.57%
(Jul ‘10 - Sep ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$13,162
Benchmark	$13,489

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
Passive Bond Mkt Idx NL Series Fd - Cl A	35.51
Russell 3000 Index NL Series Fd Cl A	28.87
Daily MSCI ACWI Ex-US NL Series Fd Cl A	19.59
TIPS Index Series Fund - Cl A	6.91
REIT Index NL Series Fd - Cl A	5.07
Dow Jones AIG Commodity Index Class A	2.11

Total Number of Holdings	7
Annual Turnover Ratio %	40
Total Fund Assets ($mil)	52.40

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	42.30
Sensitive	37.28
Defensive	20.42

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	47.23	19.57
Corporate	16.33	32.25
Securitized	24.83	18.58
Municipal	0.71	1.38
Cash & Equivalents	10.91	21.68
Other	0.00	6.54

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Aggressive Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Aggressive Allocation

Investment Information

Investment Strategy

The Aggressive Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds or cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Aggressive Risk Fund is designed for investors who want to maximize growth and capital appreciation. This Fund is expected to have the highest volatility of returns among the Target Risk Funds.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.85%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
27.28%	-21.20%
(Mar ‘10 - May ‘10)	(Dec ‘09 - Feb ‘10)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The Investment return and principal value of an Investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretlrement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	03-31-12
Fund	$13,710
Benchmark	$14,016

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
Russell 3000 Index NL Series Fd Cl A	44.11
Daily MSCI ACWI Ex-US NL Series Fd Cl A	29.94
Passive Bond Mkt Idx NL Series Fd - Cl A	15.00
REIT Index NL Series Fd - Cl A	5.06
Dow Jones AIG Commodity Index Class A	4.00
TIPS Index Series Fund - Cl A	2.00

Total Number of Holdings	7
Annual Turnover Ratio %	50
Total Fund Assets ($mil)	20.15

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	40.25
Sensitive	38.60
Defensive	21.14

Morningstar F-I Sectors as of 03-31-12	% Fund	% Category
Government	43.35	15.50
Corporate	17.30	36.44
Securitized	25.30	13.57
Municipal	0.72	1.08
Cash & Equivalents	13.33	27.61
Other	0.00	5.80

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 03-31-2012

Balanced Fund

Benchmark	Morningstar Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Balanced Fund’s investment objective is to achieve both current income and capital appreciation. The Balanced Fund normally maintains between 40% and 70% of its total assets in publicly traded common stocks and other equity-type securities (including convertible securities) and between 30% and 60% of its total assets in medium- to long-term nonconvertible debt securities with varying maturities (including bonds, notes, debentures, equipment trust certificates, asset-backed securities and mortgage-related securities) and money market instruments. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Fund’s investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.03%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	01-02-92
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
PIMCO LLC (US)
Jennison Associates LLC

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
15.66%	-20.46%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

Units in the Balanced Fund are no longer offered, although assets in the Fund will remain so invested until they are transferred to another investment option. The Balanced Fund achieves its investment objective by investing in equity securities through the Large Cap Equity Fund and in debt securities and money market instruments through the Bond Core Plus Fund. Please refer to the Fund Profiles for these Funds for more detailed information. The Blended Benchmark is a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Aggregate Bond Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-01	03-31-12
Fund	$15,844
Benchmark	$17,006

Portfolio Analysis

Top Holdings as of 03-31-12	% Assets
Fnma Single Family Mortgage 3.5% 15 Years Settles April	3.66
Apple, Inc.	1.81
US Treasury Note 2% 11-15-21	1.66
Gnma I Single Family Mortgage 3.5% 30 Years Settles April	1.65
FNMA 3.5% 02-01-41	1.65
US Treasury Bond 8.75% 08-15-20	1.49
Federal Natl Mtg Assn Gtd Mtg Pool #ah2926 4% 01-01-2041 Beo	1.49
Chevron Corp	1.18
Intel Corp	1.09
US Treasury Note 2.625% 08-15-20	1.07

Total Number of Stock Holdings	988
Total Number of Bond Holdings	266
Annual Turnover Ratio %	44
Total Fund Assets ($mil)	247.61

Morningstar Super Sectors as of 03-31-12	% Equities
Cyclical	29.26
Sensitive	44.79
Defensive	25.95

Morningstar F-I Sectors as of
03-31-12	% Fund	% Category
Government	22.97	19.57
Corporate	17.39	32.25
Securitized	38.16	18.58
Municipal	4.33	1.38
Cash & Equivalents	17.15	21.68
Other	0.00	6.54

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration represents the time required to receive the present value of future payments, both interest and principal, from a fixed income security. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors, and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash & Equivalents and Other). The allocation to Cash & Equivalents in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2012 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Alternative Alpha Fund

Benchmark
Blended Benchmark[1]

Investment Strategy

Delivers exposure to a broad set of liquid asset classes by investing in a diversified portfolio of securities and instruments with the objective of providing long-term total returns in excess of the yield on cash equivalent investments. Securities types included are Treasury Inflation Protected Securities, global developed and emerging market equities, global nominal and inflation linked-government bonds, emerging market bonds, mortgage-backed securities, corporate and sovereign debt, the credit spreads of mortgage-backed securities, developed and emerging market currencies, commodities and derivatives.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.41%

Operations and Management

Fund Inception Date:	January 16, 2012
Trustee:	Northern Trust Investments Inc.
Subadvisors:	Wellington Trust Company, N.A.
AQR Capital Management, LLC

Fund Composition

The Alternative Alpha Fund achieves its investment objective by investing 60% in the Wellington Trust Real Total Return Portfolio, a collective trust, and 40% in the AQR Risk Parity Fund, a mutual fund.

Performance2 Inception-To-Date

Total Return as of 3-31-12 1.31%

Blended Benchmark Return 4.52%

Top Underlying Holdings as of 03-31-12	% Assets
WTC-CTF S-T Govt	29.7
US Dollars	15.1
Japan 10 Yr Bond Future	7.2
U.S. 10 Yr Treasury Note Future	5.2
WTC-CTF S-T Govt	4.1
US Treasury Bill	4.1
CDX.NA.IG	3.6
Euro Bund 10 Yr Bund Future	3.4
CDX.NA.HY	3.3
South Korea Interest Rate Swap	3.1
Total Number of Direct Holdings	2
Annual Turnover Ratio %	not available
Total Fund Assets ($mil)	$0.7

Please refer to the Prospectus and the attached Disclosure page for additional information, including special restrictions on transfers to the Fund.

(1) The Blended Benchmark is comprised of the Standard & Poor’s 500 Index (50% allocation) and the Barclays Capital U.S. Aggregate Bond Index (50% allocation).
(2) The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com.	Page 1 of 2

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

Global All Cap Equity Fund

Benchmark
Morgan Stanley Capital International (MSCI )All Country World Index

Investment Strategy

Invests a portion of its assets in the common stocks and other equity-type securities in U.S. companies with market capitalizations in excess of $100 million at the time of purchase. The Fund also invests in non-U.S. companies of any size located in a number of countries throughout the world. The Fund’s objective is to achieve long-term growth of capital. Any income received is incidental to this objective.

Fees and Expenses as of 03-31-12
Total Expense Ratio	1.14%

Operations and Management

Fund Inception Date:	January 16, 2012
Trustee:	Northern Trust Investments Inc.
Subadvisors:	International All Cap Equity Fund subadvisors
Large Cap Equity Fund subadvisors
Small-Mid Cap Equity Fund subadvisors

Fund Composition

The Global All Cap Equity Fund achieves its investment objective by investing in equity securities through the Large Cap Equity Fund (allocation targeted at 36%), the Small-Mid Cap Equity Fund (allocation targeted at 5%) and the International All Cap Equity Fund (allocation targeted at 59%). Please refer to the Fund Profiles for these Funds for more detailed information. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance1 Inception-To-Date

Total Return as of 3-31-12 9.04%

Benchmark Return 8.66%

Top Holdings as of 03-31-12	% Assets
Apple Inc	1.15
Anheuser-Busch Inbev	1.14
Nestle Sa	0.97
Novartis Ag	0.96
Sanofi	0.84
Total	0.82
Sabmiller	0.81
Glaxosmithkline	0.77
Axiata Group Bhd	0.71
Total Number of Stock Holdings	1,579
Total Number of Bond Holdings	0
Annual Turnover Ratio %	not available
Total Fund Assets ($mil)	$0.5

World Regions as of 03-31-12	% Fund
North America	42.68
Europe ex U.K.	20.74
U.K.	12.02
Emerging Markets	9.77
Japan	9.39
Pacific ex Japan	5.11
Not Classified	0.29
Frontier Markets	0.01

Please refer to the Prospectus and the attached Disclosure page for additional information.

(1) The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com.	Page 1 of 2

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

2050 Retirement Date Fund

Benchmark
Blended Benchmark[1]

Investment Strategy

The 2050 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2050 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2055, the year that is five years after the 2050 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2055, the 2050 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 03-31-12
Total Expense Ratio	0.89%

Operations and Management

Fund Inception Date:	January 16, 2012
Trustee:	Northern Trust Investments Inc.
Subadvisor:	State Street Global Advisors

Performance2 Inception-To-Date

Total Return as of 3-31-12 7.41%

Blended Benchmark Return 7.61%

Top Underlying Holdings as of 03-31-12	% Assets
S&P 500 Flagship NL Series Fd Cl A	45.08
Global All Cap Equity Ex-Us Indx Nl Sf A	25.09
Long U.S. Gov’t Index Nl Srs Fd-Cl A	9.89
Russell 2000 Index NL Series Fd Cl A	9.96
S&P Midcap Index NL Series Fd Cl A	9.98
Total Number of Holdings	2
Annual Turnover Ratio %	n/a
Total Fund Assets ($mil)	$0.2

Asset Allocations in 2012 are as follows:
Fixed-Income	10.0%
Long Government Bond Fund	10.0%
Equity	90.0%
S&P 500 Index Fund	45.0%
MSCI ACWI ex-US IMI Index Fund	25.0
S&P MidCap Index Fund	10.0
Russell 2000 Index Fund	10.0

Please refer to the Prospectus and the attached Disclosure page for additional information.

(1)The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index.

(2) The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a “Fund” and collectively, the “Funds”) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

Page 2 of 2